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                                    UST CORP.
         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF UST CORP.

The undersigned stockholder of UST Corp., a Massachusetts corporation (the "Company"), hereby constitutes and appoints Neal F. Finnegan, Eric R. Fischer and James K. Hunt, and each of them, his Attorneys and Proxies (with full power of substitution in each), and hereby authorizes them to represent the undersigned and to vote, as designated on the reverse, all the shares of Common Stock of the Company held of record by the undersigned on November 4, 1996 at the Special Meeting of Stockholders of the Company, to be held on Tuesday, December 17, 1996, and at any adjournments thereof.

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED HOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

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   PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
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Please sign this Proxy exactly as your name appears on the books of the Company.
Joint owners should each sign personally. Trustee and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of the authorized officer who should state his or her title.

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HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

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
[X]   PLEASE MARK VOTE
      AS IN THIS EXAMPLE

                                                           1.) Aproval of the Affiliation Agreement with
                                                           Walden Bancorp, Inc., including the Plan of Merger
                                                           and the transactions contemplated thereby.

                                                                     For     Against     Abstain
                                                                     [ ]       [ ]         [ ]

                                                           2.) Amendment to UST Articles increasing the
                                                           number of authorized shares.

                                                                     For     Against     Abstain
                                                                     [ ]       [ ]         [ ]
RECORD DATE SHARES:
                                                           Authorizing the Proxies in their discretion to
                                                           consider and act upon such other matters as may
                                                           properly come before the meeting.

                                                  --------
Please be sure to sign and date Date this proxy.  Date
---------------------------------------------------------- Mark box at right if comments or address   [ ]
                                                           change have been noted on the reserve
                                                           side of the card.
--Shareholder sign here-------Co-owner sign here----------


DETACH CARD
                                   UST CORP.

Dear Shareholders,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders, December 17, 1996.

Thank you in advance for your prompt consideration of these matters.


Sincerely,


UST Corp.